Derivative assets (Income (loss) recorded in comprehensive income) (Details) - Interest Rate Swap [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Derivative Instruments, Gain (Loss) [Line Items]
Effective portion of change in fair market value of derivatives	$ 17,049	$ 6,846	$ 385
Net changes in cash flow hedges, Income tax effect	(2,131)	(856)	(47)
Net change in fair value of derivatives, net of tax	$ 14,918	$ 5,990	$ 338